INVESTMENT MANAGERS SERIES TRUST
803 W. Michigan Street
Milwaukee, Wisconsin  53233

April 7, 2010

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Attention:  Division of Investment Management

Re:	Investment Managers Series Trust File No. 333-122901
on behalf of the EuroPac International Value Fund (the “Registrant”)

Below is a summary of the comments provided by Mr. Ganley on March 2, 2010, for the EuorPac International Value Fund, a series of Investment Managers Series Trust.  All of the comments have been updated or explained below and are reflected in the Post-Effective Amendment Number 87 filed concurrently with this correspondence.

Prospectus

1.	Table of Contents – Delete sentence regarding Euro Pacific Asset Management, LLC being the Advisor to the Fund.

RESPONSE: Sentence deleted from Table of Contents.

2.	Shareholder Fees on Page 3 – Delete footnote regarding redemption fee and disclose redemption fee in a parenthetical next to the caption “redemption fee” in the table.

RESPONSE: Change updated in Prospectus.

3.
Principal Investment Strategies on Page 4 and 7.  Because the Fund’s name suggest that the Fund’s investments  will focus in Europe and the Pacific, need to provide basis for the name or change strategy to comply with name.

RESPONSE:  The strategy has been revised as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies located in Europe and the Pacific Rim.  The Fund’s advisor considers a country to be part of Europe if it is part of the MSCI European indexes and part of the Pacific Rim if any of its borders touches the Pacific Ocean.  In addition, under normal market conditions the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in non-US companies.  The Fund will invest in large-, mid-, and small-capitalization companies that are considered by the Advisor to be value oriented and dividend paying companies.  The Fund's investments in equity securities may also include preferred stock, convertible securities, warrants and options on equities and stock indices.  The Fund may also invest in exchange-traded funds ("ETFs").

4.	Redeeming Shares by Telephone on Page 17 – Add that wire and overnight check delivery have a charge to the Shareholder Fees on Page 3.

RESPONSE: Change updated in Prospectus.

SAI

5.	Add Ticker Symbol to SAI cover

RESPONSE: Ticker symbol has been added.

The Registrant acknowledges that the adequacy and accuracy of the disclosure in the filing is the responsibility of the Registrant.  The Registrant acknowledges that any comments or changes to disclosure in the filing provided by the Commission staff, acting pursuant to delegated authority, do not foreclose the Commission from taking any action with respect to the filing and the Registrant represents that it will not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have any questions or additional comments, please contact me at (626) 914-1360.  Thank you.

Sincerely,

/s/Joy Ausili

Joy Ausili
Investment Managers Series Trust
Treasurer
626-914-1360